      As filed with the Securities and Exchange Commission on July 20, 2000
                                             Registration No. 333-______________
-------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                         ------------------------------

                                    FORM S-8
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933
                         ------------------------------

                           RHYTHMS NETCONNECTIONS INC.
             (Exact name of Registrant as specified in its charter)


           DELAWARE                                        33-0747515
(State or other jurisdiction of                         (I.R.S. Employer
 incorporation or organization)                      Identification Number)

                            9100 EAST MINERAL CIRCLE
                            ENGLEWOOD, COLORADO 80112
                                 (303) 476-4200
               (Address, including zip code, and telephone number,
                      including area code, of Registrant's
                          Principal Executive Offices)

                         ------------------------------

                RHYTHMS NETCONNECTIONS INC. 2000 STOCK AWARD PLAN
                            (Full title of the Plan)

                         ------------------------------

                               CATHERINE M. HAPKA
                      CHAIRMAN AND CHIEF EXECUTIVE OFFICER
                           RHYTHMS NETCONNECTIONS INC.
                            9100 EAST MINERAL CIRCLE
                            ENGLEWOOD, COLORADO 80112
                                 (303) 476-4200
                (Name, address, including zip code, and telephone
               number, including area code, of agent for service)
                         ------------------------------

EXPLANATORY NOTE: Pursuant to General Instruction E of Form S-8, the Registrant is registering additional securities of the same class as those securities registered under Registration Statement on Form S-8 filed on June 9, 2000 (Reg. No. 333-38986). The contents of the Registration Statement on Form S-8 filed on June 9, 2000 (Reg. No. 333-38986) are incorporated by reference.



CALCULATION OF REGISTRATION FEE

--------------------------------------------------------------------------------------------------------------------------------
             Title of Securities                Amount to be      Proposed Maximum        Proposed Maximum        Amount of
               to be Registered                Registered (1)      Offering Price        Aggregate Offering   Registration Fee
                                                                   Per Share (2)             Price (2)
Common Stock, par value $.001 per share          1,800,000           $16.46875              $29,643,750           $7,825.95
--------------------------------------------------------------------------------------------------------------------------------

(1) This Registration Statement shall also cover any additional shares of Registrant's Common Stock which become issuable with respect to the securities registered hereunder by reason of any stock splits, stock dividends, recapitalization or other similar transactions, as provided by Rule 416 of the Securities Act of 1933, as amended (the "Securities Act").

(2) This calculation is made solely for the purpose of determining the registration fee pursuant to the provisions of Rule 457(h) under the Securities Act on the basis of the average of the high and low price per share of Common Stock ($16.46875) on the National Market System of the National Association of Securities Dealers Automated Quotation System ("NASDAQ") as of July 19, 2000 (within 5 business days prior to filing this Registration Statement).

                                     PART II

               INFORMATION REQUIRED IN THE REGISTRATION STATEMENT

ITEM 8.  EXHIBITS


  EXHIBIT
  NUMBER            DESCRIPTION OF EXHIBITS
     5          Opinion and Consent of Brownstein Hyatt & Farber, P.C.

   23.1         Consent of PricewaterhouseCoopers LLP.

   23.2         Consent of Brownstein Hyatt & Farber, P.C. is contained in
                Exhibit 5.

   24 Power of Attorney. Reference is made to the Signature Page of this Registration Statement.

   99.1         Amended and Restated Rhythms NetConnections Inc. 2000 Stock
                Award Plan.

   99.2         Form of Rhythms NetConnections Inc. Stock Award Agreement.

   99.3 Form of Rhythms NetConnections Inc. Notice of Stock Award Under the Amended and Restated 2000 Stock Award Plan.


                                   SIGNATURES

                  Pursuant to the requirements of the Securities Act, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the city of Englewood, State of Colorado, on July 19, 2000.

                                  RHYTHMS NETCONNECTIONS INC.

                                  By:      /s/ John W. Braukman
                                     -----------------------------
                                           John W. Braukman
                                           Chief Financial Officer

                  KNOW ALL PERSONS BY THESE PRESENTS, that each person whose signature appears below constitutes and appoints Catherine M. Hapka and John
W. Braukman, and each of them, as such person's true and lawful attorneys-in-fact and agents, with full power of substitution and resubstitution, for such person and in such person's name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the Commission, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in connection therewith, as fully to all intents and purposes as such person might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, or any of them, or their or his or her substitutes, may lawfully do or cause to be done by virtue thereof.

                  Pursuant to the requirements of the Securities Act this Registration Statement has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated:


SIGNATURES                                                            TITLE                        DATE

 /s/ Catherine M. Hapka                                     Chairman of the Board and          July 19, 2000
-----------------------                                      Chief Executive Officer
Catherine M. Hapka                                           and Director (Principal
                                                                Executive Officer)


 /s/ John W. Braukman                                        Chief Financial Officer           July 19, 2000
---------------------                                        (Principal Financial and
John W. Braukman                                               Accounting Officer)


 /s/ Kevin R. Compton                                                Director                  July 19, 2000
---------------------
Kevin R. Compton


 /s/ Keith B. Geeslin                                                Director                  July 19, 2000
---------------------
Keith B. Geeslin




 /s/ Susan Mayer                                                     Director                  July 19, 2000
----------------
Susan Mayer


--------------------                                                 Director                  July ____, 2000
William R. Stensrud


--------------------                                                 Director                  July ____, 2000
John L. Walecka


 /s/ Edward J. Zander                                                Director                  July 19, 2000
---------------------
Edward J. Zander


---------------------                                                Director                  July ____, 2000
Michael Levitt


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    EXHIBITS

                                       TO

                                    FORM S-8

                                      UNDER

                             SECURITIES ACT OF 1933

                          RHYTHMS NETCONNECTIONS, INC.





                                  EXHIBIT INDEX


 Exhibit Number  Exhibit
 --------------  -------
         5       Opinion and Consent of Brownstein Hyatt & Farber, P.C.

        23.1     Consent of PricewaterhouseCoopers LLP.

        23.2     Consent of Brownstein Hyatt & Farber, P.C. is contained in Exhibit 5.

        24 Power of Attorney. Reference is made to the Signature Page of this Registration Statement.

        99.1     Amended and Restated Rhythms NetConnections Inc. 2000 Stock
                 Award Plan.

        99.2     Form of Rhythms NetConnections Inc. Stock Award Agreement.

        99.3     Form of Rhythms NetConnections Inc. Notice of Stock Award
                 Under the Amended and Restated 2000 Stock Award Plan.
